UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   October 21, 2005
                                                --------------------------------


                       Chase Mortgage Finance Corporation
 (as depositor for the Chase Mortgage Finance Trust Series 2005-S3 to be formed pursuant to a Pooling and Servicing Agreement, to be entered into relating to the Chase Mortgage Finance Trust Series 2005-S3, Multi-Class Mortgage
                   Pass-Through Certificates, Series 2005-S3)
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             (Exact name of registrant as specified in its charter)

Delaware                                333-110968               52-1495132
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

194 Wood Avenue South, 3rd Floor, Iselin, New Jersey                08830
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (732) 205-0600
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed sincelast report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as an exhibit are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")) and Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the PSA) furnished to Chase Mortgage Finance Corporation (the "Company") by J.P. Morgan Securities Inc. in respect of the Company's proposed offering of certain classes of the Chase Mortgage Finance Trust Series 2005-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2005-S3 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-110968) (the "Registration Statement"). The Company hereby incorporates the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            The Computational Materials, Structural Term Sheets and Collateral Term Sheets were prepared solely by J.P. Morgan Securities Inc., and the Company did not prepare or participate in the preparation of the Computational Materials.

            Any statement or information contained in the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by J.P. Morgan Securities Inc. in connection with certain classes of the Chase Mortgage Finance Trust Series 2005-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2005-S3.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



      October 25, 2005

                                   By:     /s/ Bruce Friedman
                                      ------------------------------------------
                                      Name:   Bruce Friedman
                                      Title:  Vice President

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.                     Description                 Electronic (E)
-----------                     -----------                 --------------

99.1                      Computational Materials,                E
                          Structural Term Sheets and
                          Collateral Term Sheets prepared
                          by J.P. Morgan Securities Inc.
                          in connection with certain
                          classes of the Chase Mortgage
                          Finance Trust Series 2005-S3,
                          Multi-Class Mortgage
                          Pass-Through Certificates,
                          Series 2005-S3.